Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Finance Lease Obligations (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Finance lease liabilities - current	$ 23,877	$ 2,684
Finance lease liabilities - non-current	0	23,877
Total finance lease liability	$ 23,877	$ 26,561